Portland General Electric Earnings Conference Call Third Quarter 2017 Exhibit 99.2

Cautionary Statement Information Current as of October 27, 2017 Except as expressly noted, the information in this presentation is current as of October 27, 2017 — the date on which PGE filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2017 — and should not be relied upon as being current as of any subsequent date. PGE undertakes no duty to update the presentation, except as may be required by law. Forward-Looking Statements Statements in this news release that relate to future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding earnings guidance; statements regarding the expected recovery of capital costs for the Carty Generating Station; statements regarding future load, hydro conditions and operating and maintenance costs; statements concerning implementation of the company’s integrated resource plan; statements concerning future compliance with regulations limiting emissions from generation facilities and the costs to achieve such compliance; as well as other statements containing words such as “anticipates,” “believes,” “intends,” “estimates,” “promises,” “expects,” “should,” “conditioned upon,” and similar expressions. Investors are cautioned that any such forward- looking statements are subject to risks and uncertainties, including reductions in demand for electricity; the sale of excess energy during periods of low demand or low wholesale market prices; operational risks relating to the company’s generation facilities, including hydro conditions, wind conditions, disruption of fuel supply, and unscheduled plant outages, which may result in unanticipated operating, maintenance and repair costs, as well as replacement power costs; failure to complete capital projects on schedule or within budget, or the abandonment of capital projects, which could result in the company’s inability to recover project costs; the costs of compliance with environmental laws and regulations, including those that govern emissions from thermal power plants; changes in weather, hydroelectric and energy markets conditions, which could affect the availability and cost of purchased power and fuel; changes in capital market conditions, which could affect the availability and cost of capital and result in delay or cancellation of capital projects; the outcome of various legal and regulatory proceedings; and general economic and financial market conditions. As a result, actual results may differ materially from those projected in the forward-looking statements. All forward-looking statements included in this news release are based on information available to the company on the date hereof and such statements speak only as of the date hereof. The company assumes no obligation to update any such forward-looking statement. Prospective investors should also review the risks and uncertainties listed in the company’s most recent annual report on form 10-K and the company’s reports on forms 8-K and 10-Q filed with the United States Securities and Exchange Commission, including management’s discussion and analysis of financial condition and results of operations and the risks described therein from time to time. 2

Leadership Presenting Today Jim Lobdell Senior VP of Finance, CFO & Treasurer Jim Piro CEO On Today's Call • Corporate strategy • Financial performance • Economy and customers • Entering the Energy Imbalance Market • 2016 Integrated Resource Plan (IRP) • 2018 General Rate Case • Financial Update • Guidance 3 Maria Pope President and incoming CEO

Third Quarter 2017 Earnings Results NI in millions Q3 2016 Q3 2017 Net Income $34 $40 Diluted EPS $0.38 $0.44 2016 Diluted EPS $2.16 2017E Diluted EPS $2.20 - $2.35 4 Q1 Q1 Q2 Q3 Q4 Q2 Q3 Q4E $0.58 - $0.73

Accomplishments and Operational Update New summer peak-demand record during August heatwave of 3,976 MW. Employees and systems performed exceptionally well. Generating plant availability of 96%. Top quartile customer satisfaction according to TQS Research, Inc. and Market Strategies International. 5

• Portland ranked No. 1 on FORBE'S Best Places for Business and Careers based on strong economic outlook and talent surge. • September unemployment rates in our service area remained low at 3.9%, and lower than the U.S. rate of 4.2%.1 • Average residential customer count increased approximately 1.3% over the past year. • Portland's median household income growth of 8.7% was 4th largest annual percentage change in the nation.2 • Increase in building permits of 6.4% in our service area and 5.7% nationally, compared to 2016.3 • Weather-adjusted 2017 energy deliveries forecasted to decrease by 0 to 1% with long-term positive annual growth of 1%.4 Economic Update 1. State of Oregon Employment Department 2. Oregon Office of Economic Analysis Census data for 2016 3. Year-to-date through August 2017 4. Net of approximately 1.5% of energy efficiency 6

2018 General Rate Case Settled 7 • Final order from Commission expected later this year. • Supports investments we're making to build and operate a more flexible grid to support a sustainable, renewable and resilient energy future.

Joined Western Energy Imbalance Market 8 • As of October 1, we're buying and selling energy in five-minute intervals, which will help us better integrate more renewable energy into the grid. • A major accomplishment and important step forward in investing in a reliable and clean energy future for our customers.

2016 Integrated Resource Plan • A flexible, balanced plan that reflects our commitment to a low-carbon future and in keeping with the Oregon Clean Electricity Plan • Process includes continuing dialog with OPUC staff and stakeholders • Productive bilateral negotiations continue for capacity need Areas of Focus • Procurement of renewables (100 MWa) to meet Oregon Clean Electricity Plan • Filling up to approximately 350-450 MW capacity deficit to ensure reliability • Energy efficiency (135 MWa) and demand-side actions (77 MW) 9 IRP filed with commission OPUC decision; waiver request filed1 Addendum filed; RFP process commences Expected to reach decision on RFP Nov. 2016 August 2017 Q4 2017 2018 (1) See docket UM 1892 on the OPUC website for details

2018 General Rate Case Settled Key Items: • A return on equity of 9.5% • A capital structure of 50% debt and 50% equity • Rate base of $4.5 billion • Increase in major storm accrual from $2.0 million to $2.6 million • Customer price increase of approx. 1.2%, effective January 1st 10 Timeline: • November: Power Cost Update (AUT) • December: Final Order

Carty Generating Station update 11 Carty Generating Station, our 440 MW natural gas baseload plant near Boardman, Ore. • Carty plant in-service, including AFDC, as of 9/30/2017: $637 million • Estimated timeframe to complete litigation: 2-4 years • Hearing scheduled for spring 2018 to determine whether the lawsuit is arbitrable in the ICC's International Court of Arbitration

Third Quarter Earnings Bridge 12 Favorable Load $ 0.08 Favorable Weather $ 0.06 Decoupling $ (0.02) Other $ 0.01 Earnings per diluted share

Capital Planning Current Capital Outlook Investments include: • Upgrades and replacement of aging generation, transmission and distribution • Strengthening the power grid for earthquakes, cyber attacks and other potential threats • New customer information systems and technology tools (1) Does not include any capital related to the 2016 IRP. $533 $549 13 (1) $ millions

Liquidity and Financing Total Liquidity as of 09/30/2017 (in millions) Credit Facilities $ 720 Commercial Paper — Letters of Credit $ (54) Cash $ 89 Available $ 755 Ratings S&P Moody's Senior Secured A- A1 Senior Unsecured BBB A3 Commercial Paper A-2 Prime-2 Outlook Positive Stable ($ in millions) Q1 2017 Q2 2017 Q3 2017 Q4 2017 First Mortgage Bonds - - $75 million issued $150 million to be issued Bank Loan - - Early repaid $50 million Repay $100 million 14

Guidance and Assumptions 2017 EPS Guidance: $2.20 - $2.35 • Retail deliveries decline between zero and one percent, weather -adjusted; • Normal hydro conditions for the remainder of the year based on the current hydro forecast; • Wind generation for the remainder of the year based on 5 years of historic levels or forecast studies when historical data is not available; • Normal thermal plant operations for the remainder of the year; • Depreciation and amortization expense between $340 and $350 million; and • Operating and Maintenance costs between $555 to $575 million 15

16 Smart Grid Strategies